SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant
                        ------

Filed by a Party other than the Registrant    X
                                            -------

Check the appropriate box:

    Preliminary Proxy Statement         Confidential, for Use of
----                               ---- the Commission Only
                                        (as permitted by Rule 14a-
                                        6(3)(2))
    Definitive Proxy Statement
----
 X  Definitive Additional Materials
----
    Soliciting Material Pursuant to Section 240.14a-11(c) or
____Section 240.14a-12

            ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
            (Name of Registrant as Specified In Its Charter)

                        Krugman, Chapnick & Grimshaw
                       (attorneys for the Registrant)
                 (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X  No fee required.
---
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
--- and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction
applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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     Fee paid previously with preliminary materials.
----
     Check box if any part of the fee is offset as provided by ---- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                   --------------------------

                     NOTICE OF ADJOURNMENT
              OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON JANUARY 13, 1997

                   --------------------------

                                              Wilton, Connecticut
                                                December 20, 1996

TO THE HOLDERS OF COMMON STOCK OF
 ELECTRONIC RETAILING SYSTEMS
 INTERNATIONAL, INC.:

     The adjournment of the 1996 Annual Meeting of the Stockholders of ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., will be held at the offices of Zilkha & Company, 767 Fifth Avenue-46th Floor, New York, New York on Monday, January 13, 1997 at 10:00 A.M., local time, for the following purposes, as more fully described in the accompanying Supplement No. 1 to Proxy Statement:

     1. To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock of the Company from 25,000,000 shares to 35,000,000 shares.

     2. To consider and take action upon a proposal to approve and adopt an amendment, heretofore approved by the Board of Directors, to the Company's 1993 Director Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under said plan from 50,000 to 150,000 shares of the Common Stock of the Company.

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The close of business on October 28, 1996 has been fixed by the Board of Directors as the record date of the determination of stockholders entitled to notice of, and to vote at, the Meeting convened on December 5, 1996, and at the adjournment thereof to be held on January 13, 1997.

                         By Order of the Board of Directors


                         NORTON GARFINKLE,
                         Chairman of the Board and Secretary


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     You are cordially invited to attend the adjournment of the
Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States, so that your vote can be recorded.


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             SUPPLEMENT NO. 1 TO PROXY STATEMENT OF
        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                     DATED DECEMBER 20, 1996

     This Supplement No. 1 (the "Supplement") to the Proxy Statement of Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), dated November 5, 1996 is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the adjournment (including any further adjournments, the "Adjournment") to be held on January 13, 1997 of the Annual Meeting of Stockholders convened on December 5, 1996.

     The date of this Supplement is December 20, 1996, and, together with the accompanying form of proxy, are being mailed to the stockholders of the Company on or about December 20, 1996.

     The following information hereby supplements, and should be read in conjunction with, the Proxy Statement of the Company dated November 5, 1996 (the "Proxy Statement"). Capitalized terms used but not defined in this Supplement are used as defined in the Proxy Statement. A copy of the Proxy Statement has previously been furnished to all stockholders of the Company of record at the close of business on October 28, 1996. An additional copy of the Proxy Statement will be furnished promptly without charge upon written or oral request to stockholders of record and beneficial owners of the common stock, $.01 par value (the "Common Stock"), of the Company by requesting a copy thereof from the Company at its executive office located at 372 Danbury Road, Wilton, Connecticut 06897.

     The purpose of this Supplement is to update the Proxy Statement to provide information regarding: (i) consideration by the Board of Directors regarding utilization of a portion of the additional shares of Common Stock proposed to be authorized by an amendment (the "Capitalization Amendment"), heretofore approved by the Board of Directors and proposed for approval and adoption by the stockholders of the Company, of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 shares to 35,000,000 shares, and (ii) an amended proposal for approval and adoption by the stockholders of the Company of an amendment (the "Director Plan Amendment"), heretofore approved by the Board of Directors, to the Company's 1993 Director Stock Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under such plan from 50,000 shares to 150,000 shares.

     IF YOU HAVE NOT ALREADY SUBMITTED A SIGNED PROXY REGARDING THE CAPITALIZATION AMENDMENT OR YOU WANT TO CHANGE YOUR VOTE, OR IF YOU WANT TO SUBMIT YOUR VOTE ON THE DIRECTOR PLAN AMENDMENT, YOU ARE REQUESTED TO DATE, COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED PRE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNMENT. IF AFTER VOTING YOUR SHARES BY PROXY, YOU DECIDE YOU WOULD RATHER VOTE THEM IN PERSON, YOU MAY DO SO AT THE ADJOURNMENT.

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Recent Proposed Financing

     As the Proxy Statement describes under the caption "II. Amendment to Certificate of Incorporation", the Company continues to actively evaluate, explore and have discussions with respect to alternatives for raising capital, and the Board of Directors of the Company believes it is prudent to have additional shares of Common Stock available for such purpose. On December 18, 1996, the Company announced: (i) its planned introduction of an enhanced electronic shelf labeling system, (ii) its offer of the system on a fee-based arrangement, with no upfront cash cost to customers, in addition to direct sales of the system, and (iii) the authorization by the Board of Directors of the Company of a private offering of debt securities, which would be accompanied by common stock purchase warrants, in order to finance such activities. The Company expects to complete such offering in the first quarter of 1997.

     The Company has not entered into any commitments with respect to any such offering, and there can be no assurance that any such offering will be made or consummated. The securities in such transaction will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Director Plan Amendment

     On December 5, 1996, the Board of Directors of the Company approved an amended proposal, for approval and adoption by the stockholders of the Company, to amend the Director Option Plan in order to increase the number of shares issuable pursuant to the exercise of options granted under such plan from 50,000 shares to 150,000 shares. Pursuant to the amended proposal, Section 3 of the Director Option Plan would be amended so that the first sentence thereof would provide as follows:

     There shall be available for options under the Plan a total of 150,000 shares of Common Stock, subject to any adjustment which may be made pursuant to Section 5(f) hereof.

     On December 5, 1996, the Board's Director Stock Option Committee, subject to stockholder approval of such plan expansion, authorized the grant to George B. Weathersby, a director of the Company, of an additional option under the Director Plan covering 50,000 shares of Common Stock, exercisable at a price per share equal to $3.375, the closing price per share of the Common Stock on the Nasdaq National Market on the date of grant. Such additional option expires five years from the date of grant and is exercisable on the date of grant with respect to one-quarter of the shares covered thereby, with an additional one-quarter of such shares becoming subject to exercise annually thereafter. Accordingly, as of December 5, 1996, an aggregate of 135,000 shares of Common Stock were subject to options granted and outstanding under the Director Option Plan (122,500 of which were subject to options granted subject to stockholder approval and adoption of the proposed

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amendment to the Director Option Plan). As of such date, no shares had been issued under the Director Option Plan.


                             PROXIES

     An additional proxy is enclosed with this Supplement. If a stockholder of the Company has already executed and delivered a proxy with respect to the Capitalization Amendment and does not desire to change the instructions reflected thereon, and does not wish to vote on the Director Plan Amendment, such voting instructions will remain in effect. Therefore, a stockholder who has already submitted a signed proxy regarding the Capitalization Amendment need not complete or submit the enclosed proxy unless he wishes to change his vote on the Capitalization Amendment or vote on the Director Plan Amendment. If you have not already submitted a proxy regarding the Capitalization Amendment or wish to change your vote on such proposal, or wish to vote on the Director Plan Amendment, you are requested to complete, date and sign the form of proxy sent to you with this Supplement and return it promptly to the Company, in the pre-paid envelope enclosed herewith.

     All holders of Common Stock represented at the Adjournment by properly executed proxies received prior to or at the Adjournment, unless such proxies previously have been revoked, will be voted at the Adjournment in accordance with the instructions on the proxies (except that proxies executed and delivered prior to the date of the Supplement will not be voted on the Director Plan Amendment). If no contrary instructions are indicated, such proxies will be voted FOR the approval and adoption of the Capitalization Amendment and FOR the approval and adoption of the Director Plan Amendment. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the beginning of the Adjournment. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a later-dated proxy relating to the same Common Stock or by attending the Adjournment and voting in person (although attendance at the Adjournment will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be sent to the attention of the Secretary, Electronic Retailing Systems International, Inc., 372 Danbury Road, Wilton, Connecticut 06897.

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PROXY                                                       PROXY
        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.

                          COMMON STOCK


     The undersigned hereby (1) acknowledges receipt of the notice of the adjournment of the Annual Meeting of Stockholders of Electronic Retailing Systems International, Inc. (the "Company") to be held at the offices of Zilkha & Company, 767 Fifth Avenue-46th Floor, New York, New York on Monday, January 13, 1997 at 10:00 A.M., local time, and the Proxy Statement, and Supplement No.1, in connection therewith and (2) appoints Norton Garfinkle and Bruce
F. Failing, Jr., and each of them his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the adjournment and at any further adjournments thereof, and the undersigned directs that this proxy be voted as follows:

     (a) Proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.01 par value, from 25,000,000 to 35,000,000.

          FOR                 AGAINST                  ABSTAIN
     -----               -----                    -----

     (b) Proposal to approve and adopt an amendment to the Electronic Retailing Systems International, Inc. 1993 Director
Stock Option Plan to increase the number of shares of Common Stock issuable pursuant to the exercise of options from 50,000 to 150,000.

          FOR                 AGAINST                  ABSTAIN
     -----               -----                    -----

     (c) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.





          (Continued and to be signed on reverse side)


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                   (Continued from other side)

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ON THE REVERSE SIDE.

     If more than one of the proxies named above shall be present in person or by substitute at the meeting or any adjournment thereof, all of the proxies so present and voting, either in person or by substitute, shall exercise all of the proxies hereby given.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies so present and voting, their substitutes or any of them, may lawfully do by virtue hereof.

              THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF THE COMPANY




Dated:____________________________________



__________________________________________

Please date this proxy and sign your name exactly as it appears herein. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a
 .corporation, the proxy should be signed by a duly authorized officer.

Please date, sign and mail this proxy card in the enclosed envelope. No postage is required.